                                                                      EXHIBIT 10

                             CAPITAL HOLDINGS, INC.
                    NONEMPLOYEE DIRECTORS' STOCK OPTION PLAN


1.       PURPOSE OF THE PLAN

         The purpose of the Capital Holdings, Inc. Directors' Stock Option Plan is to eliminate cash compensation for services as a Director by nonemployees (other than for committee service) and encourage Directors to acquire a larger stock ownership in Capital Holdings, Inc., thus increasing their proprietary interest in the business and increasing their incentive to continue active service as a Director in the interest of Capital Holdings, Inc. and all its shareholders. Accordingly, Capital Holdings, Inc. will, from time to time during the term of the Plan, grant to Directors, options to purchase Capital Holdings, Inc. Common Shares subject to the conditions hereinafter provided.

2.       DEFINITIONS

         Unless the context clearly indicates otherwise, the following terms have the meanings set forth below:

         "Board of Directors" means the Board of Directors of Capital Holdings, Inc.

                  "Change in Control" shall result if:

               1.          Any person or group (as such terms are used in
                  connection with Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, "Exchange Act") is or becomes the "beneficial owner" (as defined in Rule 13(d)(3) and 13(d)(5) under the Exchange Act), directly or indirectly, of securities of Capital Holdings, Inc. representing 50% or more of the combined voting power of Capital Holdings, Inc.'s then outstanding securities; or

               2.          Capital Holdings, Inc. is a party to a merger,
                  consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board of Directors in office immediately prior to such transaction or event constitute less than a majority of the Board of Directors thereafter; or

               3.          During any period of 24 consecutive months,
                  individuals who at the beginning of such period constitute the Board of Directors (including for this purpose any new director whose election or nomination for election by Capital Holdings, Inc.'s stockholders was approved by a vote of at least one-half of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board of Directors.

         Notwithstanding the foregoing, no Trust Department or designated fiduciary or other trustee of such Trust Department of Capital Holdings, Inc. or a subsidiary of Capital Holdings, Inc., or other similar fiduciary capacity of Capital Holdings, Inc. with direct voting control of the stock shall be included or considered. Further, no profit-sharing, employee stock ownership, employee stock purchase and savings, employee pension, or other employee benefit plan of Capital Holdings, Inc. or any of its subsidiaries, and no Trustee of any such plan in its capacity as such Trustee, shall be included or considered.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Committee" means the Compensation Committee of the Board of Directors.

         "Common Shares" means the common shares of Capital Holdings, Inc., no par value.

         "Company" means Capital Holdings, Inc., an Ohio corporation and all corporations which comprise a "controlled group of corporations" as defined in
Section 414(b) of the Code, of which Capital Holdings, Inc. is a member.

         "Director" means a member of the Board of Directors of Capital Holdings ,Inc.

         "Grant Date," as used with respect to a particular Option, means the date as of which such Option is granted pursuant to the Plan.

         "Optionee" means the Director to which an Option is granted pursuant to the Plan.

         "Option" means the right granted pursuant to Section 5 of the Plan to purchase Common Shares.

         "Plan" means this Capital Holdings, Inc. Directors' Stock Option Plan as it may be amended from time to time.

3.       ADMINISTRATION OF THE PLAN

         The Plan shall be administered by the Committee. The Committee shall be vested with full authority to make such rules and regulations as it deems necessary or desirable to administer the Plan and to interpret the provisions of the Plan. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive and binding upon all Optionees and any person claiming under or through an Optionee, unless otherwise determined by the Board.

         Any determination, decision or action of the Committee provided for in the Plan may be made or taken by action of the Board if it so determines, with the same force and effect as if such determination, decision or action had been made or taken by the Committee. No member of the Committee or of the Board shall be liable for any determination, decision or action made in good faith with respect to the Plan or any Option granted under the Plan. The fact that a member of the Board shall at the time, or shall theretofore have been or thereafter may be, a person who has received or is eligible to receive an Option shall not disqualify him or her from taking part in and voting at any time as a member of the Board in favor of or against any amendment or repeal of the Plan.

4.       STOCK SUBJECT TO THE PLAN

         (a) The stock to be issued upon exercise of Options granted under the Plan shall be Capital Holdings, Inc. Common Shares, which shall be made available at the discretion of the Board, either from authorized but unissued Common Shares or from Common Shares reacquired by Capital Holdings, Inc., including shares purchased in the open market. The aggregate number of Common Shares which may be issued under or subject to Options granted under this Plan shall not exceed 150,000 Common Shares.

         (b) In the event that any outstanding Option or portion thereof under the Plan for any reason expires or is terminated, the Common Shares allocable to the unexercised portion of such Option may again be made subject to Option under the Plan.

5.       GRANT OF OPTIONS

         (a) At the effective date of the Plan each person who is then a Director of Capital Holdings, Inc. and not a full-time employee of the Company, shall automatically receive a grant of options on 250 Capital Holdings, Inc. Common Shares. In addition, on the first day of January of each year after the effective date of the Plan and throughout the term of the Plan: (i) each director of Capital Holdings, Inc., who shall have served as a nonemployee director of Capital Holdings, Inc., during the preceding year shall receive a grant of options on 50 Common Shares for each regular board meeting attended by such director during the preceding year; and (ii) each person serving as a nonemployee director as of such date shall receive a grant of options on 500 Common Shares as a retainer for the ensuing year, without any action by the Board or the Committee. No Option granted shall be a "Qualified Stock Option" under the Code.

6.       OPTION PRICE

         The purchase price per share of each Common Share which is subject to an Option shall be 100 percent of the fair market value of such Common Share on the date the Option is granted. For purposes of the Plan, the fair market value of a Common Share shall be the average of the bid-and-ask price as reported by the National Association of Securities Dealers Automated Quotation System/National Market System (NASDAQ/NMS) for the ten-trading days immediately preceding the grant of such Options or if such shares are not traded on such exchange, then as determined by an independent appraiser as of the day immediately preceding the grant of such Options.

7.       ELIGIBILITY OF OPTIONEES

         (a) All nonemployee directors of Capital Holdings, Inc., (including members of the Committee) are eligible to receive grants of Options.

         (b) Subject to the terms of the Plan, and subject to review by the Board, the Committee shall have exclusive jurisdiction (i) to determine the dates on which, or the time periods during which, the Option may be exercised;
(ii) to determine the purchase price of the shares subject to each Option in accordance with Section 6 of the Plan; and (iii) to prescribe the form, which shall be consistent with the Plan, of the instrument evidencing any Options granted under the Plan.

         (c) Neither anything contained in the Plan or in any document under the Plan nor the grant of any Option under the Plan shall confer upon any Optionee any right to continue as a Director of Capital Holdings, Inc. or limit in any respect the right of Capital Holdings, Inc.'s shareholders to terminate the Optionee's directorship at any time and for any reason.

8.       NONTRANSFERABILITY OF OPTIONS

         No Option granted under the Plan shall be assignable or transferable by the Optionee other than by will or the laws of descent and distribution. During the lifetime of an Optionee, the Option shall be exercisable only by such Optionee, except: (i) in the event of the disability of the Optionee resulting in the appointment, by a court of competent jurisdiction, of a legal guardian or personal representative with appropriate authority, then by such person in the name of Optionee; or (ii) in the name of the Optionee pursuant to a power of attorney, acceptable in form and substance to Capital Holdings, Inc.

         Notwithstanding the above, an Optionee may,: (a) designate in writing a beneficiary to exercise his or her Option after the Optionee's death; (b) transfer an Option to a revocable inter vivos trust as to which the Optionee is the settlor; and (c) transfer an Option for no consideration to any of the following permissible transferees (each a "Permissible Transferee"): (w) any member of the Immediate Family of the Optionee to whom such Option was granted,
(x) any trust solely for the benefit of members of the Optionee's Immediate Family, or (y) any partnership whose only partners are members of the Optionee's Immediate Family; and further provided that (i) the transferee shall remain subject to all of the terms and conditions applicable to such Options prior to and after such transfer; and (ii) any such transfer shall be subject to and in accordance with the rules and regulations prescribed by the Board of Directors. Any such transfer to a permissible Transferee shall consist of one or more options covering a minimum of one hundred (100) option shares. An Option may not be retransferred by a Permissible Transferee except by will or the laws of descent and distribution and then only to another Permissible Transferee. In the case of (b) and (c), the option shall only be exercisable by the trustee or Permissible Transferee, as applicable. For the purposes hereof, "Immediate Family" means, with respect to a particular Optionee, such Optionee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.


9.       TERM AND EXERCISE OF OPTIONS

         (a) Each Option granted under the Plan shall be exercisable immediately upon grant.

         (b) Except as provided by paragraph 10 hereof, all Options issued under this Plan shall terminate at the earlier of: (i) one year following the discontinuance of service as a director of the Optionee; (ii) one year following a Change of Control of Capital Holdings, Inc, or (iii) ten years from the date of grant.

         (c) A person electing to exercise an Option shall give written notice to Capital Holdings, Inc. of such election and of the number of shares he or she has elected to purchase, in such forms as the Committee shall have prescribed or approved, and shall at the time of exercise tender the full purchase price of the shares he or she has elected to purchase. The purchase price shall be paid in full in cash upon the exercise of the Option; provided, however, that in lieu of cash, with the approval of the Committee at or prior to exercise, an Optionee may exercise his or her Option by tendering to Capital Holdings, Inc. Common Shares owned by him or her and having a fair market value equal to the cash exercise price applicable to his or her Option with the then fair market value of such shares to be determined in the same manner as provided in Section 6 of the Plan with respect to the determination of the fair market value of Common Shares on the date an Option is granted.

10.      EXTENSION OF EXERCISE PERIOD FOR FORMER DIRECTORS

         If an Optionee dies during the one-year period following termination of service as a Director or a Change of Control as provided by paragraph 9 hereof, the Option shall terminate one year after the date of death of such Director.

11.      MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS

         Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify outstanding Options granted under the Plan, but no such modification shall alter or modify the amount or purchase price of the shares subject to such Option (except pursuant to Section 14 of the Plan) or the timing of the award of such Option. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted under the Plan.

12.      PERIOD IN WHICH OPTIONS MAY BE GRANTED

         Options may be granted pursuant to the Plan at any time on or before July 1, 2005.

13.      AMENDMENT OR TERMINATION OF THE PLAN

         The Board may at any time terminate, amend, modify or suspend the Plan; provided that, without the approval of the shareholders of Capital Holdings, Inc., no amendment or modification shall be made by the Board which:

         (a) Changes the class of stock or increases the maximum number of shares as to which Options may be granted under the Plan.

         (b) Changes the designation of persons eligible to receive options under the Plan.

         (c) Alters the method by which the Option price is determined.

         (d) Materially modifies the requirements as to eligibility for participation in the Plan.

         (e) Alters this Section 13 so as to defeat its purpose.

         Further, no amendment, modification, suspension or termination of the Plan shall in any manner affect any Option theretofore granted under the Plan without the consent of the Optionee or any person validly claiming under or through the Optionee.

14.      CHANGES IN CAPITALIZATION

         (a) In the event that the Common Shares of Capital Holdings, Inc., as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of Capital Holdings, Inc. or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, stock dividend, stock split, combination of shares or otherwise), or if the number of such shares of stock shall be increased through the payment of a stock dividend; then, subject to the provision of Subsection (c) below, there shall be substituted for or added to each share of stock of Capital Holdings, Inc. which was theretofore appropriated, or which thereafter may become subject to an Option under the Plan, the number and kind of shares of stock or other securities into which each outstanding share of the stock of Capital Holdings, Inc. shall be so changed or for which each such share shall be exchanged or to which each such share shall be entitled, as the case may be. Outstanding Options shall also be appropriately amended as to price and other terms, as may be necessary to reflect the foregoing events.

         (b) If there shall be any other change in the number or kind of the outstanding shares of the stock of Capital Holdings, Inc., or of any stock or other securities into which such stock shall have been changed, or for which it shall have been exchanged, and if the board or the Committee (as the case may be), shall in its sole discretion, determine that such change equitably requires an adjustment in any Option which was theretofore granted or which may thereafter be granted under the Plan, then such adjustment shall be made in accordance with such determination.

         (c) Fractional shares resulting from any adjustment in Options pursuant to this Section 14 may be settled as the Board or the Committee (as the case may be) shall determine.

         (d) To the extent that the foregoing adjustments relate to stock or securities of Capital Holdings, Inc., such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Notice of any adjustment shall be given by Capital Holdings, Inc. to each holder of an Option which shall have been so adjusted.

         (e) The grant of an Option pursuant to the Plan shall not affect in any way the right or power of Capital Holdings, Inc. to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, to consolidate, to dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

15.      LISTING AND REGISTRATIONS OF SHARES

         (a) No Option granted pursuant to the Plan shall be exercisable in whole or in part if at any time the Board or the Committee (as the case may be) shall determine in its discretion that the listing, registration or qualification of the Common Shares subject to such Option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue of shares thereunder, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Board.

         (b) If a registration statement under the Securities Act of 1933 with respect to the shares issuable upon exercise of any Option granted under the Plan is not in effect at the time of exercise, as a condition of the issuance of the shares, the person exercising such Option shall give the Committee a written statement, satisfactory in form and substance to the Committee, that he or she is acquiring the shares for his or her own account for investment and not with a view to their distribution. Capital Holdings, Inc. may place upon any stock certificate, for shares issuable upon exercise of such Option, the following legend or such other legend as the Committee may prescribe to prevent disposition of the share in violation of the Securities Act of 1933 or other applicable law:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("ACT") AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THEM UNDER THE ACT OR A WRITTEN OPINION OF COUNSEL FOR CAPITAL HOLDINGS, INC. THAT REGISTRATION IS NOT REQUIRED.


16.      PLAN EFFECTIVE DATE

         The Plan was approved by Capital Holdings, Inc.'s Board of Directors on August 15, 1995, and approved by the shareholders at the Annual Meeting of Shareholders held on April 25, 1996, with an effective date of July 1, 1995. Unless sooner terminated by the Board, the Plan will terminate ten years from its effective date and no Options may be granted under the Plan after such termination date.